                      Supplement dated July 31, 2001 to the
                       Prospectus dated February 13, 2001

         The Prospectus is changed as follows:

1.       The supplement dated March 1, 2001 is withdrawn.

2.       The paragraph  captioned  "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?"
                  on page 16 is revised by deleting  the first three  sentences  of that  section and  replacing it with  the  following  sentence:  "If you buy  Class N  shares  (available  only  through  certain retirement  plans),  you pay no sales charge at the time of purchase,  but you will pay an annual asset-based sales charge."

3.       The first and second  sentences of the section  captioned  "Class A Contingent  Deferred  Sales Charge" on page 19 are deleted and replaced with the following:

                           There is no initial sales charge on  non-retirement  plan  purchases of Class A shares of any one or more of the  Oppenheimer  funds  aggregating $1 million or more,  or for certain  purchases by particular  types of retirement  plans that were  permitted to purchase  such shares  prior to March 1, 2001.  (After March
                           1, 2001,  retirement plans are not permitted to make initial purchases of Class
                           A shares subject to a contingent  deferred sales charge.) The Distributor  pays dealers of record  commissions  in an amount  equal to 1.0% of  purchases of $1 million or more other than by those grandfathered retirement accounts.

4.       The following  sentence in the section captioned "Class A Contingent  Deferred Sales Charge" on page 19 is deleted:  "That  commission  will not be paid on  purchases of shares in amounts of $1 million or more (including any right of  accumulation)  by a retirement plan that pays for the purchase with the redemption  proceeds of Class C shares of one or more Oppenheimer  funds held by the plan for more than one year."

5.       The following is added after "Can You Reduce Class A Sales Charges?"
                  on page 20:

                           Purchases  by Certain  Retirement  Plans.  There is no initial  sales charge on purchases of Class A shares of any one or more Oppenheimer  funds by retirement plans that have $10 million or more in plan assets and that have  entered  into a special  agreement with the  Distributor,  and by retirement  plans which are part of a  retirement  plan  product or  platform  offered  by  certain  banks, broker-dealers,  financial advisors, insurance companies or recordkeepers which have  entered  into a  special  agreement  with  the  Distributor.  There is no contingent  deferred  sales  charge upon the  redemption  of such  shares.  The
                           Distributor  currently pays dealers of record concessions in an amount equal to
                           0.25% of the purchase  price of Class A shares by those  retirement  plans from its own  resources  at the time of sale.  That  concession  will not be paid on purchases of shares by a retirement  plan made with the redemption  proceeds of
                           Class N shares of one or more Oppenheimer  funds held by the plan for more than
                           (18) months.

6.       The first paragraph in "How Can You Buy Class N Shares?" on page 21 is revised to read as follows:

                           Class N shares are offered only through  retirement  plans  (including IRAs and
                           403(b) plans) that  purchase  $500,000 or more of Class N shares of one or more
                           Oppenheimer  funds or through  retirement  plans (not including IRAs and 403(b)
                           plans)  that  have  assets  of  $500,000  or  more  or  100  or  more  eligible participants.  See  "Availability  of  Class  N  shares"  in the  Statement  of
                           Additional  Information  for  other  circumstances  where  Class N  shares  are available for purchase.

7.       The following is added to the end of the last paragraph under "Distribution and Service Plans for Class B, Class C and Class N Shares" on page 22:

                           That  sales  concession  on the sale of Class N shares  will not be paid on (i)
                           purchases  of Class N shares in amounts  of  $500,000  or more by a  retirement plan that pays for the purchase with the redemption  proceeds of Class C shares of one or more  Oppenheimer  funds  held by the  plan  for  more  than one year
                           (other than rollovers from an  OppenheimerFunds-sponsored  Pinnacle or Ascender
                           401(k) plan to any IRA invested in the  Oppenheimer  funds),  (ii) purchases of
                           Class N shares in amounts of  $500,000 or more by a  retirement  plan that pays for the purchase with the redemption  proceeds of Class A shares of one or more
                           Oppenheimer  funds  (other than  rollovers  from an  OppenheimerFunds-sponsored
                           Pinnacle  or  Ascender  401(k)  plan to any  IRA  invested  in the  Oppenheimer funds),  and  (iii) on  purchases  of Class N shares by an  OppenheimerFunds  -
                           sponsored  Pinnacle or Ascender  401(k) plan made with the redemption  proceeds of Class A shares of one or more Oppenheimer funds.

8.       The  following  replaces the third  sentence  under the heading  entitled  "Oppenheimerfunds  Internet Web
                  Site" on page 24:

                           To perform account  transactions or obtain account information online, you must first obtain a user I.D. and password on that website.

         9.       The first sentence of the last paragraph  under the heading  "Shareholder  Account Rules and  Policies"  on page 29 is revised  by adding  the  words"  and annual  notice of the
                  Fund's privacy policy" after the phrase, "annual and semi-annual report".

         10.      The last  sentence  of the last  paragraph  under  the  heading  "Shareholder  Account  Rules and
                  Policies" on page 29 is revised to read as follows:

                           Individual  copies of prospectuses,  report and privacy notices will be sent to you  commencing 30 days after the Transfer  Agent receives your request to stop householding.

11.      The first sentence  under "How to Get More  Information"  on the prospectus  back cover is revised to read as follows:

                           You can  request  the  Statement  of  Additional  Information,  the  Annual and
                           Semi-Annual  Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

July 31, 2001                                                     PSO225.019